UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of The Chefs’ Warehouse, Inc. (the “Company”) held on May 18, 2018, a total of 22,750,279 shares of the Company’s common stock, or 79.54% of the Company’s outstanding shares, were present or represented by proxies out of a total of 28,599,153 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting. The stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

1. The stockholders elected Christina Carroll, Dominick Cerbone, John A. Couri, Joseph Cugine, Steven F. Goldstone, Alan Guarino, Stephen Hanson, Katherine Oliver, Christopher Pappas, John Pappas and David E. Schreibman to serve as directors to hold office until the annual meeting of stockholders to be held in 2019 and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Christina Carroll	21,611,854	101,442	1,036,983
Dominick Cerbone	21,583,884	129,412	1,036,983
John A. Couri	21,388,925	324,371	1,036,983
Joseph Cugine	21,584,338	128,958	1,036,983
Steven F. Goldstone	21,403,890	309,406	1,036,983
Alan Guarino	21,404,311	308,985	1,036,983
Stephen Hanson	21,403,857	309,439	1,036,983
Katherine Oliver	21,404,646	308,650	1,036,983
Christopher Pappas	21,563,011	150,285	1,036,983
John Pappas	21,307,464	405,832	1,036,983
David E. Schreibman	21,632,043	81,253	1,036,983

2. The stockholders approved the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2018.

For	Against	Abstentions	Broker Non-Votes
22,701,249	44,838	4,192	NA

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2018 proxy statement.

For	Against	Abstentions	Broker Non-Votes
21,594,010	109,664	9,622	1,036,983

4. The stockholders voted on a non-binding, advisory basis, on the frequency (once every one year, two years or three years) that stockholders of the Company will have a non-binding, advisory vote on the compensation of the Company’s named executive officers, as described in the Company’s 2018 proxy statement.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
21,373,237	159,245	178,361	2,453	NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

Date: May 21, 2018